SECOND AMENDMENT TO THE
                        CLUBCORP STOCK INVESTMENT PLAN


Amendment made this 9th day of February, 1996, by Club Corporation International (the "Company").

                             W I T N E S S E T H:

WHEREAS, the Company maintains the ClubCorp Stock Investment Plan (the "Plan"); and

WHEREAS,  the Company amended and restated the Plan effective January 1, 1995.

WHEREAS, the Company desires to amend the Plan to make certain technical qualification changes in response to a request from the Internal Revenue Service;

WHEREAS, the Company desires to make certain other technical changes to the Plan; and

WHEREAS,  the Plan may be amended by the Company pursuant to the provisions of
Article  XV  of  the  Plan,  and  the  Company  desires  to  amend  the  Plan;

NOW, THEREFORE, the Plan is amended as follows, effective as of January 1, 1995.

1. Subsection 2.25(7) is deleted in its entirety, and the following is substituted in its place:

     "2.25(7)  Uncompensated  Leaves  of  Absence.  Solely  for  purposes  of
               -----------------------------------
determining whether an Employee has a One-Year Break in Service, Hour of Service shall include each hour (credited on the basis of the schedule of equivalent hours set forth in Subsection 2.25(8)) for which an Employee is not paid but is on a Leave of Absence."

2. Section 2.26 is deleted in its entirety, and the following is substituted in its place:

     "2.26 "Leave of Absence" means an absence from the active employment of an Employer by reason of an approved absence granted by such Employer on the basis of a uniform policy applied by such Employer without discrimination. Such a Leave of Absence will not constitute a Termination of Employment provided the Employee returns to the active employment of the Employer at or prior to the expiration of his leave or, if not specified therein, within the period of time which accords with such Employer's policy with respect to permitted absences. If the Employee does not return to the active employment of such Employer at or prior to the expiration of his Leave of Absence, his employment will be considered terminated as of the date on which his leave expires.Notwithstanding the foregoing provisions of this Section, absence from the active service of the Employer because of military service will be considered a Leave of Absence granted by an Employer and will not terminate the employment of an Employee if he returns to the active employment of an Employer within the period of time during which he has reemployment rights under any applicable federal law or within sixty (60) days from and after discharge or separation from such military service if no federal law is applicable. However, no provision of this Section or of the remainder of the Plan shall require reemployment of any Employee whose active service with an Employer was terminated by reason of military service."

3. Section 2.32 is deleted in its entirety, and the following is substituted in its place:

     "2.32 "Pre-Tax Contribution Account" means the separate account of a Participant consisting of the Pre-Tax Contributions made by the Employer in accordance with Section 4.05(l), and including as applicable, a separate subaccount for Qualified Nonelective Contributions, as adjusted in accordance with the provisions of Article VI of the Plan."

4. Section 2.36 is deleted in its entirety, and the following is substituted in its place:

     "2.36 "Qualified Nonelective Contribution" shall mean a contribution (other than Pre-Tax Contributions, After-Tax Contributions, Basic After-Tax Matching Contributions, Basic Pre-Tax Matching Contributions, Discretionary
Matching Contributions, or any contribution required pursuant to Subsection 10.05(2)), if any, (i) made by the Employer in its sole and absolute discretion for the benefit of Participants who are not Highly Compensated Employees (and thus, satisfies the requirements of Section 401(a)(4) of the Code), (ii) which are allocable to the subaccount within the Pre-Tax Contribution Account in accordance with Subsection 6.04(4), and (iii) which shall be nonforfeitable and treated for all purposes as Pre-Tax Contributions (including for purposes of Section 4.11 but not for purposes of hardship withdrawals as provided in Subsection 4.12(2)), as designated by the Plan Administrator.

Qualified Nonelective Contributions shall, in accordance with Section 6.04(4) and Treasury Regulation sections 1.401(k)-1(b)(5) and 1.401(m)-l(b)(5): (i) be allocated to the Employee's Pre-Tax Contribution Account as of the last day of the Plan Year, (ii) not be contingent upon the Employee's participation in the Plan or performance of services on any date subsequent to the date as of which Qualified Nonelective Contributions are allocated and (iii) shall be actually paid to the Plan no later than the end of the twelve (12) month period immediately following the Plan Year to which such contribution relates; provided however, if that several plans are aggregated in accordance with
Section 410(b) of the Code and if the Plan Year of the Plan is changed to satisfy the requirement that plans have the same plan year, the Qualified Nonelective Contributions for the short Plan Year created must also (iv) be treated as if they were Pre-Tax Contributions and,(v) be related to the Total Compensation that would have been received by such Employee during that short Plan Year but for such Employee's election under Section 3.04, or (vi) be attributable to services performed by the Employee in that short Plan Year, and but for the Employee's election to defer under Section 3.04, would have been received by the Employee within two and one-half months after the close of that short Plan Year."

5. The reference to "Actual Deferral Percentage" in Section 2.47 is deleted in its entirety, and the following is substituted in its place:

     "Actual  Deferral  Percentage"          Subsection  4.06(5)(a)"
      or  "ADP"

6. The reference to "Compensation" in Section 2.47 is deleted in its entirety, and the following is substituted in its place:

     "Compensation"                          Subsection 4.09(6)(b)(4)"

7. The reference to "Highly Compensated Employee" in Section 2.47 is deleted in its entirety, and the following is substituted in its place:

     "Highly  Compensated  Employee"         Subsection  4.06(5)(c);
                                             Subsection  4.09(6)(b)"

8. The reference to "Non-Highly Compensated Employee" in Section 2.47 is deleted in its entirety, and the following is substituted in its place:

     "Non-Highly  Compensated                Subsection 4.09(6)(b)(4)"
      Employee"

9. The following reference shall be inserted between the reference to "Plan Administrator" and the reference to "Qualified Consent" in Section 2.47:

     "Prior  Plan"                           Section  1.01"

10. Subsection 4.06(2) is deleted in its entirety, and the following is substituted in its place:

     "4.06(2) If one or more Highly Compensated Employees are eligible to make Pre-Tax Contributions and are also eligible for contributions that are tested under section 401(m) of the Code, multiple use of the Actual Deferral Percentage alternative limit set forth in Subsection 4.06(l)(b) shall be limited so that the sum of Actual Deferral Percentage of all such Highly
Compensated  Employees  and  the Actual Contribution Percentage of such Highly
Compensated Employees does not exceed the aggregate limit. For purposes of this Section, the "aggregate limit" shall be the greater of:

     (a)    The  sum  of

          (i) 1.25 multiplied by the greater of the Actual Deferral Percentage or Actual Contribution Percentage of the group of Participants who are not Highly Compensated Employees for the Plan Year, and

          (ii) Two plus the lesser of the Actual Deferral Percentage or the Actual Contribution Percentage of the group of Participants who are not Highly Compensated Employees for the Plan Year; provided, however, that this amount shall not exceed 2.0 multiplied by the lesser of the Actual Deferral Percentage or the Actual Contribution Percentage of the group of Participants who are not Highly Compensated Employees for the Plan Year; or

     (b)    The  sum  of

          (i) 1.25 multiplied by the lesser of the Actual Deferral Percentage or Actual Contribution Percentage of the group of Participants who are not Highly Compensated Employees for the Plan Year; and

          (ii) Two plus the greater of the Actual Deferral Percentage or Actual Contribution Percentage of the group of Participants who are not Highly Compensated Employees for the Plan Year; provided, however, that this amount shall not exceed 2.0 multiplied by the greater of the Actual Deferral Percentage or Actual Contribution Percentage of the group of Participants who are not Highly Compensated Employees for the Plan Year.

Amounts in excess of the aggregate limit shall be treated as either Excess Contributions or Excess Aggregate Contributions (or a combination of both) as determined in the sole discretion of the Plan Administrator and adjusted as provided in Subsection 4.06(3) or 4.09(3), whichever may be applicable. For purposes of applying this multiple use limit, the Actual Contribution Percentage and the Actual Deferral Percentage shall be determined after any required distributions of Excess Contributions, Excess Aggregate Contributions and Excess Deferrals under Subsections 4.06(3) and 4.09(3) and Section 4.07."

11. The first paragraph of Subsection 4.06(3) is deleted in its entirety and the following is substituted in its place:

     "4.06(3)    If  at  any  time  during  a  Plan  Year, the Actual Deferral
Percentage for the Highly Compensated Employees exceeds or is reasonably expected by the Plan Administrator to exceed the amounts allowed tinder Subsections 4.06(l) or 4.06(2), the Plan Administrator, in its sole and absolute discretion, shall, as often as it elects, do one or more of the following; provided, however, that if this Plan is aggregated with one or more plans in accordance with section 401(a)(4), section 410(b) or 401(k) of the Code, such Highly CompensatedEmployee shall have the right (in accordance with procedures established by the Plan Administrator) to direct the Plan Administrator with respect to whether correction of such excess (or expected excess) will occur under this Section 4.06(3) or under the applicable provisions of the other aggregated plans:"

12. Subsection 4.06(3)(b)(i) is deleted in its entirety and the following is substituted in its place:

     "(b) (i) Refund the portion of each Highly Compensated Employee's Pre-Tax Contribution that constitutes a portion of the Excess Contribution for the Plan Year, plus earnings (or less losses) on such amount for the Plan Year until the Actual Deferral Percentage for the Highly Compensated Employees equals (by rounding up) the greater of (a) or (b) of Subsection 4.06(l), as limited by Subsection 4.06(2), with all refunds from a Participant's Pre-Tax Contribution Account to be charged first against Pre-Tax Contributions for the calendar year that includes the first day of the Plan Year, and then, to the extent necessary, charged against Pre-Tax Contributions for the calendar year that includes the last day of the Plan Year. All such refunds shall be distributed by the Trustee to the Employee within two and one-half months after the close of the Plan Year in which the Excess Contribution arose, if administratively possible, and within twelve (12) months after the close of such Plan Year at the latest.

The amount of Excess Contributions for each Highly Compensated Employee is to be determined by the following leveling method, under which the Actual Deferral Percentage of the Highly Compensated Employee with the highest Actual Deferral Percentage is reduced to the extent required to (i) enable the Plan to satisfy the limitations of Subsections 4.06(l) and 4.06(2), or (ii) cause such Highly Compensated Employee's Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Employee with the next highest Actual Deferral Percentage, whichever occurs first. This process must be repeated until the Plan satisfies the limitations of Subsections 4.06(t) and 4.06(2).

The  provisions  of  this  Section  shall  be  applied after the provisions of
Section 4.07 are applied and the amount of any Excess Contributions refunded under this Section shall be reduced by Excess Deferrals, if any, attributable to such Plan Year previously distributed to the Employee. Any distribution made pursuant to this Subsection 4.06(3)(b)(i) may be made notwithstanding any other provision of this Plan.

Notwithstanding any Plan provision to the contrary, in no event shall Matching Contributions remain allocated to a Highly Compensated Employee's Account and such amounts shall be treated as Forfeitures (in the same manner as provided in Subsection 4.09(3)(c)(ii)), if the Pre-Tax Contributions which were matched by such Matching Contributions are refunded as Excess Contributions under this Subsection 4.06(3)(b)."

13. Subsection 4.06(4) is deleted in its entirety, and the following is substituted in its place:

     "4.06(4)    Special  Rules  For  Family  Members.
                 ------------------------------------

          (a) If an eligible Highly Compensated Employee is subject to the family aggregation rules of Code section 414(q)(6) because such Employee is either a five-percent owner or one of the ten most highly compensated employees, the combined Actual Deferral Percentage for the Aggregated Family Group (which is treated as one Highly Compensated Employee) shall be determined by combining the Pre-Tax Contributions, Compensation and amounts treated as Pre-Tax Contributions of all eligible Family Members.

          (b) The Pre-Tax Contributions, Total Compensation and amounts treated as Pre-Tax Contributions of all Family Members are disregarded for purposes of determining the Actual Deferral Percentage for the group of Employees that are not Highly Compensated Employees, except to the extent taken into account under Subsection 4.06(4)(a) above.

          (c) If an Employee is required to be aggregated as a member of more than one Aggregated Family Group in the Plan, all Eligible Employees who are members of those Aggregated Family Groups that include that Employee are aggregated as one Aggregated Family Group in accordance with Subsections 4.06(4)(a) and 4.06(4)(b).

          (d) The determination and correction of Excess Contributions of a Highly Compensated Employee whose Actual Deferral Percentage is determined under the family aggregation rules of this Section is accomplished as follows: the Actual Deferral Percentage is reduced as required under Subsection 4.06(3), and the Excess Contributions for the family unit shall be allocated among the Family Members in proportion to the Pre-Tax Contributions of each Family Member that is combined to determine the Actual Deferral Percentage."

14. Subsection 4.06(5)(a) is deleted in its entirety, and the following is substituted in its place:

          (a) "Actual Deferral Percentage" (or "ADP") shall mean for Eligible Employees the average (arithmetic mean) of the ratio (calculated separately for each Eligible Employee to the nearest one-hundredth of one percent) of:

               (i) the sum of the Pre-Tax Contributions actually contributed to the Trust on behalf of such Employee and allocated to his Pre-Tax Contribution Account for such Plan Year plus

     (I) the Qualified Nonelective Contributions, if any, actually contributed to the Trust on behalf of such Employee and allocated to his Pre-Tax Contribution Account for such Plan Year, and

     (II) the Matching Contributions (other than Qualified Nonelective Contributions), if any, actually contributed to the Trust on behalf of such Employee and allocated to his Pre-Tax Contribution Account for such Plan Year that qualify for aggregation under section 401(k)(3)(D)(ii) of the Code and are designated by the Administrator under this Plan as includible in this computation for this Plan Year, to

          (ii) the Total Compensation received by the Employee during the Plan Year, such average of ratios being multiplied by one hundred (100).

Any Pre-Tax Contributions taken into account for purposes of the Actual Deferral Percentage shall: (i) (but for the election which such Employee made in accordance with Section 3.04) relate to Total Compensation that would have been received by such Employee during the Plan Year, or (ii) be attributable to services performed by the Employee in the Plan Year and (but for the election which such Employee made in accordance with Section 3.04) would have been received by the Employee within two and one-half months after the end of the Plan Year; and be (iii) allocated to the Employee's Pre-Tax Contribution Account as of a date within the Plan Year; and (iv) not be contingent upon the Employee's participation in the Plan or performance of services on any date subsequent to the date as of which such contributions are allocated; and (v) shall be actually paid to the Plan no later than the end of the twelve (12) month period immediately following the Plan Year to which such contribution relates.

To the extent that the Administrator elects, pursuant to the above paragraph, to take Matching Contributions (other than Qualified Nonelective Contributions) for such Plan Year, that meet the requirements of the applicable Regulations, into account in computing the Actual Deferral Percentage, the Actual Contribution Percentage tests under Section 4.09 must still be completed and satisfied separately, and in doing so the Employer shall disregard the Matching Contributions used in computing the Actual Deferral Percentage for such Plan Year. Any Matching Contribution taken into account for purposes of determining the Actual Deferral Percentage shall be
(i) allocated only to the accounts of Participants who are not Highly Compensated Employees, (ii) allocated to such Employee's Pre-Tax Contribution Account (and at the discretion of the Plan Administrator to the subaccount for Qualified Nonelective Contributions) and (iii) and shall be nonforfeitable and treated for all purposes as Pre-Tax Contributions, including for purposes of the directly preceding paragraph of this Subsection 4.06(5) (a) and Section 4. 1 1 but such amounts will be prohibited from being withdrawn as hardship withdrawals as provided in Subsection 4.12(2).

For purposes of this Section, the ratio calculated for any eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have Pre-Tax Contributions allocated to his account under two or more plans or arrangements described in section 401(k) of the Code that are maintained by the Employer shall be determined as if all such contributions were made under a single arrangement. Further, in the event that this Plan satisfies the requirements of sections 401(a)(4) and 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of sections 401(a)(4) and 410(b) of the Code only if aggregated with this Plan, the Actual Deferral Percentage shall be determined by calculating the ratio for each eligible Employee as ff all such plans were a single plan. If the Plan is permissively aggregated with another plan in order to comply with the limitations of Subsection 4.06(l), such aggregated plans must also meet the requirements of Code Sections 401(a)(4) and 410(b) as a single plan."

15. Subsection 4.07 is deleted in its entirety, and the following is substituted in its place:

     "4.07   Distribution of Excess Deferrals. If a Participant is required to
             --------------------------------
include in his gross income for a calendar year elective deferrals (as defined in section 402(g)(3) of the Code) which exceeded $7,000 (or such greater amount as determined by the Secretary of the Treasury pursuant to cost-of-living increases) for such year, such amounts shall be referred to as "Excess Deferrals" and shall be distributed to the Participant. The Administrator shall distribute such Excess Deferral, adjusted for any income or losses allocable to such amount (determined in accordance with the principles of Subsection 4.06(3)(b)), for the Plan Year in question not later than the time determined under Subsection 4.06(3)(b); provided, however, that the amount of Excess Deferrals to be distributed shall be reduced by Excess Contributions previously distributed in accordance with Subsection 4.06(3)(b) to the Employee from the Plan which are attributable to such Plan Year. Any distribution made pursuant to this Section may be made notwithstanding any other provision of this Plan."

16. Subsection 4.09(l) is deleted in its entirety, and the following is substituted in its place:

     "4.09(l) Notwithstanding any other provision of this Plan, the "Actual Contribution Percentage" (or "ACP") of Matching Contributions and After-Tax Contributions made to the Plan for Highly Compensated Employees during the Plan Year shall not exceed the greater of the limitations indicated below:

     (a) One hundred twenty-five percent (125%) of the ACP for all Non-Highly Compensated Employees; or

     (b) The lesser of (i) the sum of the ACP for all Non-Highly Compensated Employees plus two percent (2%) or (ii) two hundred percent (200%) of the ACP for all Non-Highly Compensated Employees.

If one or more Highly Compensated Employees are eligible for contributions that are tested under both this Section and Section 4.06, the multiple use of the Actual Contribution Percentage alternative limit set forth in Subsection 4.06(2) shall apply."

17. Subsection 4.09(3)(e) is deleted in its entirety, and the following is substituted in its place:

     "(e) In determining the character of Excess Aggregate Contributions which are required to be corrected as either Matching Contributions or After-Tax Contributions, in no event shall Matching Contributions remain allocated to a Highly Compensated Employee's Account and such amounts shall be treated as Forfeitures (in the same manner as provided in Subsection 4.09(3)(c)(ii)) if the After-Tax Contributions which were matched by such Matching Contributions are distributed or forfeited as Excess Aggregate Contributions."

18. Subsection 4.09(6)(a) is deleted in its entirety, and the following is substituted in its place:

     "4.09(6)  (a)    For  purposes of this Section 4.09, "Actual Contribution
Percentage" (or "ACP") shall mean for Eligible Employees the average (arithmetic mean) of the ratio (calculated separately for each Eligible Employee to the nearest one-hundredth of one percent) of:

          (i) the sum of Matching Contributions actually contributed to the Trust on behalf of such Employee and allocated to his Company Contribution Account for the Plan Year, plus

          (ii) the Employee's After-Tax Contributions actually contributed to the Trust on behalf of such Employee and allocated to his After-Tax Contribution Account for the Plan Year, plus

          (iii) the Qualified Nonelective Contributions actually contributed to the Trust on behalf of such Employee and allocated to the Pre-Tax Contribution Account for the Plan Year, plus

          (iv) the Pre-Tax Contributions actually contributed to the Trust on behalf of such Employee and allocated to the Pre-Tax Contribution Account for the Plan Year, that qualify for aggregation under section 401(m)(3) of the Code and are designated by the Administrator under this Plan as includible in this computation for this Plan Year, to

          (v) the Total Compensation, as defined in Subsection 4.09(6)(d), received by the Employee during the Plan Year, such average of ratios being multiplied by one hundred (100).

To the extent that the Administrator elects, pursuant to the above paragraph, to take Pre-Tax Contributions (and other contributions) listed in Subsection 4.06(5)(a) into account in computing the Actual Contribution Percentage for such Plan Year, the Actual Deferral Percentage test under Section 4.06 must be satisfied separately, disregarding Pre-Tax Contributions (and other contributions) listed in Subsection 4.06(5)(a) but used in computing the Actual Contribution Percentage for such Plan Year.

In calculating ACP, all Pre-Tax Contributions taken into account for purposes of determining the Actual Contribution Percentage shall: (i) (but for the election which such Employee made in accordance with Section 3.04) relate to Total Compensation that would have been received by such Employee during the Plan Year, or (ii) be attributable to services performed by the Employee in the Plan Year (but for the election which such Employee made in accordance with Section 3.04) and would have been received by the Employee within two and one-half months after the end of the Plan Year; and (iii) be allocated to the Employee's Pre-Tax Contribution Account (and at the discretion of the Plan Administrator to the subaccount for Qualified Nonelective Contributions) as of a date within the Plan Year; and (iv) not be contingent upon the Employee's participation in the Plan or performance of services on any date subsequent to the date as of which such contributions are allocated; and (v) shall be actually paid to the Plan no later than the end of the twelve (12) month period immediately following the Plan Year to which such contribution relates; and (vi) shall be considered for purposes of the ACP with respect to amounts allocated only to the accounts of Participants who are not Highly Compensated Employees.

In calculating ACP, an After-Tax Contribution shall be taken into account for a Plan Year only if such After-Tax Contribution: (i) is paid to the Trust during such Plan Year or (ii) is paid to an agent of the Plan and transmitted to the Trust within a reasonable period after the end of the Plan Year. In calculating ACP, a Matching Contribution shall be taken into account for a Plan Year only if such Matching Contribution: (i) is made on account of the Employee's After-Tax Contributions or Pre-Tax Contribution for the Plan Year,
(ii)  is  allocated  to  the  Employee as of a date during such Plan Year, and
(iii) is paid to the Trust not later than the last day of the twelfth (12th) month following the close of such Plan Year.

In calculating ACP, all employee contributions and employer matching contributions (as defined in Section 401(m)(4) of the Code) of any Highly Compensated Employee who participates in more than one plan maintained by an Affiliated Company shall be aggregated for purposes of determining such percentage.

In calculating ACP, all employee contributions and employer matching contributions (as defined in Section 401(m)(4) of the Code) to any plan required to be aggregated with the Plan for purposes of Code Section 401(a)(4) or 410(b) shall be treated as if made under the Plan. If the Plan is permissively aggregated with another plan in order to comply with the limitations of Subsection 4.09(l), such aggregated plans must also meet the requirements of Code Sections 401(a)(4) and 410(b) as a single plan."

19. Subsection 4.09(6)(c) is deleted in its entirety, and the following is substituted in its place:

     "(c) "Eligible Employee" for purposes of this Section 4.09 means for or during a Plan year each Employee who is eligible to become a Participant, including those Employees who are eligible to but fail to file to the election required by Section 3.04."

20. The caption for Section 4.11 and Subsection 4.11(l)(a) are deleted in their entirety, and the following are substituted in their place:

     "4.11    General  Withdrawal  of  Pre-Tax  Contributions and Distribution
              ----------------------------------------------------------------
              Restrictions.
              ------------

4.11(l) (a) Notwithstanding any Plan provisions to the contrary, and except as provided in Section 4.12, amounts held in a Participant's Pre-Tax
Contributions  Account  are  not  distributable  prior  to  the  earliest  of:

          (i) his separation from service (as defined in Code section 401(k) and the Treasury Regulations thereunder) pursuant to Article X;

          (ii)    his  Disability  pursuant  to  Article  VIII;

          (iii)    his  Death  pursuant  to  Article  IX;

          (iv)    his  attainment  of  age 59  pursuant to Subsection 4.11(2);

          (v) the termination of the Plan; provided, however, that a distribution is allowable under this provision only if neither the Employer nor another company in an Affiliated Group with the Company maintains a successor plan (as defined in Treasury Regulation Section 1.401(k)-l(d)(3)) other than an employee stock ownership plan on the date of distribution;

          (vi) the disposition, to a corporation that is not in an Affiliated Group with the Employer, of substantially all (at least eighty-five percent (85%)) of the assets (within the meaning of Code Section 409(d)(2)) used by the Employer in a trade or business of the Employer, but only if the Participant continues employment with the transferee corporation, the Employer continues to maintainthe Plan and the distribution is in connection with the disposition that causes the Participant's employment transfer; or

          (vii) the disposition, to an entity or individual that is not in a Affiliated Group with the Employer, of the Employer's interest in a subsidiary (within the meaning of Code Section 409(d)(3)) in which the Participant is employed, but only if the Participant continues employment with the subsidiary, the Employer continues to maintain the Plan and the distribution is in connection with the disposition that causes the Participant's employment transfer."

21. Subsection 5.02(l)(d) is deleted in its entirety, and the following is substituted in its place:

     "(d)         any amounts derived from contributions paid or accrued after
December 31, 1985, in the first taxable year for which a reserve is established pursuant to Code Section 419A and each subsequent year, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit fund (as defined in Code Section 419(e)) maintained by an Employer.

Provided, however, that the twenty-five percent (25%) limitation set forth in this Subsection 5.02(l)(ii) shall not apply to amounts described in Subsection 5.02(l)(d).

Solely for purposes of this Section, the determination of a Participant's Pre-Tax Contributions and After-Tax Contributions for a Limitation Year shall exclude the items set forth in Sections 1.415-6(b)(3)(i)-(iv) of the Income Tax Regulations, and the determination of a Participant's revocable share of Matching Contributions for a Limitation Year shall exclude any Matching Contributions allocated to such Participant for any of the reasons set forth in Sections 1.4156(b)(2)(ii)-(iv) of the Income Tax Regulations (except as otherwise provided in such Sections)."

22. Subsection 6.04(4) is deleted in its entirety, and the following is substituted in its place:

     "6.04(4)    Allocation  of  Qualified  Nonelective  Contributions. If the
                 -----------------------------------------------------
Employer has made a Qualified Nonelective Contribution for the Plan Year, as of the last day of the Plan Year the Employer shall allocate, for the Plan Year, to a subaccount within the Pre-Tax Contribution Account of each Participant who is not a Highly Compensated Employee the portion of the Qualified Nonelective Contribution for the Plan Year which equals the maximum amount which can be allocated to that Participant without causing the total amount allocated to the Participant under the Plan to exceed the limitation of
Section 5.02; provided, however, that allocations under this Section 6.04(4) shall be made first for the benefit of the Participant or Participants who are not Highly Compensated Employees and who have the lowest Compensation for the Plan Year, then as the Actual Deferral Percentages (or, if applicable, the Actual Contribution Percentage)of those Participants increase, as a result of these allocations, allocations shall be added to the accounts of Participants who are not Highly Compensated Employees who have the next lowest individual Compensation, and so on until the entire Qualified Nonelective Contribution has been allocated."

23. The first sentence of Section 10.01 is deleted in its entirety, and the following is substituted in its place:

     "10.01          Vesting  Upon  Termination  of Employment. Subject to the
                     -----------------------------------------
provisions of Sections 4.11 and 10.04 and Subsection 12.03(2), in the event of the Termination of Employment of a Participant, such Participant shall be entitled to receive distribution of the following percentage of his Company Contribution Account, as of the Allocation Date coinciding with or immediately following the date on which such Participant terminates employment:"

24. The first sentence of Subsection 11.01(1) is deleted in its entirety, and the following is substituted in its place:

     "11.01(i) Upon a Participant's: (i) retirement on or after his Normal Retirement Date, (ii) retirement due to Disability, (iii) death, or (iv) Termination of Employment (subject to Section 4.11), he or his Beneficiary shall be entitled to payment in an amount determined in accordance with the provisions of Article VII VIII, IX, or X."

25. Section 13.13 is deleted in its entirety, and the following is substituted in its place:

     "13.13        Indemnification. In the event and to the extent not insured
                   ---------------
against under any contract of insurance with an insurance company, the Employers shall indemnify and hold harmless each "Indemnified Person" as defined below, against any and all claims, demands, suits, proceedings, losses, damages, interest, penalties, expenses, (specifically including, but not limited to reasonable counsel fees, court costs and other reasonable expenses of litigation), and liability of every kind, including amounts paid in settlement, with the approval of the Board, arising from any action or cause of action related to the Indemnified Person's act or acts or failure to act. Such indemnity shall apply regardless of whether such claims, demands, suits, proceedings, losses, damages, interest, penalties, expenses, and liability arise in whole or in part from (i) the negligence or other fault of the Indemnified Person, except when the same is judicially determined to be due to gross negligence, fraud, or willful or intentional misconduct of such Indemnified Person or (ii) from the imposition on such Indemnified Person of any penalties imposed by the Secretary of Labor, pursuant to Section 502(l) of ERISA, relating, to any breaches of fiduciary responsibility under Part 4 of Title I of ERISA. "Indemnified Person" shall mean each member of the Board of Directors, each member of the Administrative Committee, each individual Trustee, and each other Employee who is allocated fiduciary responsibility hereunder. Upon request by theIndemnified Person, and at such other times as may be determined by the Plan Administrator, any indemnification due under this Section 13.13 shall be made as the loss or expense is incurred. Payments under this Section 13.13 may be made directly to a third party at the direction of the Board or the Indemnified Person. In the event the Plan Administrator subsequently determines that a payment based upon an initial determination of the applicability of this Section 13.13 was inadvertently made, the Indemnified Person on whose behalf such payment was made shall reimburse the Employers to the extent required to satisfy the terms of this
Section 13.13. The indemnification provisions of this Section 13.13 shall not relieve any person from any liability he may have under ERISA for breach of fiduciary duty."

26. Subsection 19.01(l) is deleted in its entirety, and the following is substituted in its place:

     "19.01(i)    "Defined  Benefit  Plan" shall have the meaning set forth in
Subsection  5.05(2)."

27. Subsection 19.03(l) is deleted in its entirety, and the following is substituted in its place:

     "19.03(1)    Vesting.  Any  Participant  who  is credited with an Hour of
                  -------
Service in the first Plan Year in which the Plan is a Top Heavy Plan, or in any subsequent Plan Year after such first Plan Year (whether or not the Plan is a Top Heavy Plan in such subsequent Plan Year) shall have his percentage of vested benefits owing upon a Termination of Employment determined pursuant to the following schedule, in lieu of the schedule set forth in Section 10.01:






VESTING YEARS OF SERVICE       PERCENTAGE
-----------------------------  -----------
Less than 2 years                       0%
2 years but less than 3 years          20%
3 years but less than 4 years          40%
4 years but less than 5 years          60%
5 years but less than 6 years          80%
6 years or more                       100%



Notwithstanding the foregoing, for Participants hired before January 1, 1989, their vested percentage shall be one percent (1%) rather than zero percent (0%) prior to being credited with two (2) Vesting Years of Service."

28. Subsection 19.03(2) is amended to add the following two sentences to the end of Subsection 19.03(2):

     "Pre-Tax Contributions on behalf of Key Employee Participants are taken into account in determining the minimum contribution under this Subsection. On the other hand, Pre-Tax Contributions on behalf of Non-Key Employees may not betreated as a Matching Contribution for purposes of the minimum contribution or benefit requirement of section 416 of the Code."

IN WITNESS WHEREOF, this Amendment has been executed the day and year first above written.


                              CLUB  CORPORATION  INTERNATIONAL



                              By:    Kim  S.  Besse